Exhibit 10.4

AMENDED AND RESTATED PATENT AND TRADEMARK SECURITY AGREEMENT

AMENDED AND RESTATED PATENT AND TRADEMARK SECURITY AGREEMENT (this “Agreement”) dated as of January 4, 2011 among GAMESTOP CORP., a corporation organized under the laws of the State of Delaware having a place of business at 625 Westport Parkway, Grapevine, Texas 76051, as Lead Borrower; the Subsidiary Borrowers party hereto (together with the Lead Borrower, individually, a “Grantor” and collectively, the “Grantors”); and BANK OF AMERICA, N.A., a national banking association, as collateral agent (in such capacity, the “Collateral Agent” for the Credit Parties, in consideration of the mutual covenants contained herein and benefits to be derived herefrom

WITNESSETH:

WHEREAS, the Lead Borrower and certain of the Grantors, among others, have entered into (i) that certain Credit Agreement, dated as of October 11, 2005 (as amended and in effect on and prior to the date hereof, the “Existing Credit Agreement”) by, among others, the Lead Borrower, the other Borrowers party thereto, the “Lenders” as defined therein, Bank of America, N.A. as “Administrative Agent” and “Collateral Agent”, Citicorp North America, Inc., as “Syndication Agent”, and Merrill Lynch Capital a Division of Merrill Lynch Business Financial Services, Inc., as “Documentation Agent”, (ii) that certain Security Agreement, dated as of October 11, 2005 (as amended and in effect on and prior to the date hereof, the “Existing Security Agreement”) by and among such Grantors and Bank of America, N.A., as “Collateral Agent”, and (iii) that certain Patent and Trademark Security Agreement, dated as of October 11, 2005 (as amended and in effect on and prior to the date hereof, the “Existing Patent and Trademark Security Agreement”) by and among such Grantors and Bank of America, N.A., as “Collateral Agent”; and

WHEREAS, contemporaneously herewith, the Grantors and the Collateral Agent, among others, are amending and restating the Existing Credit Agreement in its entirety pursuant to that certain Amended and Restated Credit Agreement dated as of even date herewith (as such may be amended, modified, supplemented or restated hereafter, the “Credit Agreement”) by and between, among others, (i) the Grantors, as Borrowers, (ii) the Lenders named therein, (iii) Bank of America, N.A., as Administrative Agent and Collateral Agent for the Lenders, and (iv) Bank of America, N.A., as Issuing Bank; and

WHEREAS, contemporaneously herewith, the Grantors and the Collateral Agent are amending and restating the Existing Security Agreement in its entirety pursuant to that certain Amended and Restated Security Agreement dated as of even date herewith (as such may be amended, modified, supplemented or restated hereafter, the “Security Agreement”) by and among the Grantors and the Collateral Agent; and

WHEREAS, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are each conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure the Secured Obligations (as defined in the Security Agreement).

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree that the Existing Patent and Trademark Security Agreement shall be amended and restated in its entirety to read as follows (it being agreed that this Agreement shall not be deemed to evidence or result in a novation under the Existing Patent and Trademark Security Agreement):

Section 1

Definitions

1.1       Generally.  Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement or the Security Agreement, as applicable, and all references to the UCC shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article thereof, the term shall have the meaning set forth in Article 9, and provided further that if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of the security interest in any IP Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

1.2       Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

(a)        “Intellectual Property” shall have the meaning assigned to such term in Section 3 hereof.

(b)        “IP Collateral” shall have the meaning assigned to such term in Section 2 hereof.

(c)        “Licenses” shall mean, collectively, the Patent Licenses and Trademark Licenses.

(d)        “Patents” shall mean all letters patent and applications for letters patent of each Grantor, and the inventions and improvements therein disclosed, and any and all divisions, reissues and continuations of said letters patent including, without limitation the patents listed on EXHIBIT A annexed hereto and made a part hereof.

(e)        “Patent Licenses” shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, the agreements listed on EXHIBIT A annexed hereto and made a part hereof.

(f)         “PTO” shall mean the United States Patent and Trademark Office or any other federal governmental agency which may hereafter perform its functions.

(g)        “Trademarks” shall mean all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers of each Grantor, whether registered or unregistered, including, without limitation, the trademarks listed on EXHIBIT B annexed hereto and made a part hereof, together with all registrations and recordings thereof, all applications in connection therewith, and any goodwill of the business connected with, and symbolized by, any of the foregoing.

(h)        “Trademark Licenses” shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, the agreements listed on EXHIBIT B annexed hereto and made a part hereof.

1.3       Rules of Interpretation.  The rules of interpretation specified in Sections 1.2 through 1.6 of the Credit Agreement shall be applicable to this Agreement.

Section 2

Security Interest

In furtherance and as confirmation of the Security Interest granted by the Grantors to the Collateral Agent (for the ratable benefit of the Credit Parties) under the Security Agreement, and as further security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby ratifies such Security Interest and grants to the Collateral Agent (for the ratable benefit of the Credit Parties) a continuing security interest, with a power of sale (which power of sale shall be exercisable only following the occurrence of an Event of Default), in all of the present and future right, title and interest of the Grantors in and to the following property, and each item thereof, whether now owned or existing or hereafter acquired or arising, together with all products, proceeds, substitutions, and accessions of or to any of the following property (collectively, the “IP Collateral”):

(a)        All Patents and Patent Licenses.

(b)        All Trademarks and Trademark Licenses.

(c)        All renewals of any of the foregoing.

(d)        All General Intangibles connected with the use of, or related to, any and all Intellectual Property (including, without limitation, all goodwill of the Grantors and their business, products and services appurtenant to, associated with, or symbolized by, any and all Intellectual Property and the use thereof).

(e)        All income, royalties, damages and payments now and hereafter due and/or payable under and with respect to any of the foregoing, including, without limita tion, payments under all Licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof.

(f)         The right to sue for past, present and future infringements and dilutions of any of the foregoing.

(g)        All of the Grantors’ rights corresponding to any of the foregoing throughout the world.

Section 3

Protection of Intellectual Property By Grantors

Except as set forth below in this Section 3, the Grantors shall undertake the following with respect to each of the items respectively described in Sections 2(a), (b), (c), and (d) (collectively, the “Intellectual Property”):

3.1       Pay all renewal fees and other fees and costs associated with maintaining the Intellectual Property and with the processing of the Intellectual Property and take all other reasonable and necessary steps to maintain each registration of the Intellectual Property.

3.2       Take all actions reasonably necessary to prevent any of the Intellectual Property from becoming forfeited, abandoned, dedicated to the public, invalidated or impaired in any way.

3.3       At the Grantors’ sole cost, expense, and risk, pursue the prompt, diligent processing of each application for registration which is the subject of the security interest created herein and not abandon or delay any such efforts.

3.4       At the Grantors’ sole cost, expense, and risk, take any and all action which the Grantors reasonably deem appropriate under the circumstances to protect the Intellectual Property from infringement, misappropriation or dilution, including, without limitation, the prosecution and defense of infringement actions.

Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, and no Material Adverse Effect would result therefrom, no Grantor shall have an obligation to use or to maintain any Intellectual Property (i) that relates solely to any product that has been discontinued, abandoned or terminated, and (ii) that has been replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the lien created by this Agreement.

Section 4

Grantors’ Representations and Warranties

The Grantors represent and warrant that:

4.1       EXHIBIT A is a true, correct and complete list of all Patents and Patent Licenses owned by the Grantors as of the date hereof.

4.2       EXHIBIT B is a true, correct and complete list of all Trademarks and Trademark Licenses owned by the Grantors as of the date hereof.

4.3       Except as set forth in EXHIBITS A and B, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which any Grantor is the licensor or franchisor.

4.4       All IP Collateral is, and shall remain, free and clear of all Liens, encumbrances, or security interests in favor of any Person, other than Permitted Encumbrances and Liens in favor of the Collateral Agent.

4.5       Each Grantor owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted.  No material claim has been asserted and is pending by any Person challenging or questioning the use by any Grantor of any of the Intellectual Property owned by any Grantor or the validity or effectiveness of any of the Intellectual Property owned by any Grantor, nor does any Grantor know of any valid basis for any such claim, except as otherwise set forth in the Credit Agreement.  To the knowledge of the Grantors, the use by the Grantors of the Intellectual Property does not infringe the rights of any Person in any material respect.  No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or any Grantor’s rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect on the business or the property of any Grantor.

4.6       The Grantors shall give the Collateral Agent written notice (with reasonable detail) within ten (10) days following the occurrence of any of the following:

(a)        The Grantors’ obtaining rights to, and filing applications for registration of, any new Intellectual Property, or otherwise acquiring ownership of any newly registered Intellectual Property (other than the Grantors’ right to sell products containing the trademarks of others in the ordinary course of the Grantors’ business).

(b)        The Grantors’ becoming entitled to the benefit of any registered Intellectual Property whether as licensee or licensor (other than the Grantors’ right to sell products containing the trademarks of others in the ordinary course of the Grantors’ business).

(c)        The Grantors’ entering into any new Licenses.

(d)        The Grantors’ knowing or having reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the PTO or any court or tribunal) regarding the Grantors’ ownership of, or the validity of, any material Intellectual Property or the Grantors’ right to register the same or to own and maintain the same.

Section 5

Agreement Applies to Future Intellectual Property

5.1       The provisions of this Agreement shall automatically apply to any such additional property or rights described in subsections (a), (b) and (c) of Section 4.6, above, all of which shall be deemed to be and treated as “Intellectual Property” within the meaning of this Agreement.

5.2       Upon the reasonable request of the Collateral Agent, the Grantors shall execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent’s security interest in any Patent or Trademark and the goodwill and General Intangibles of the Grantors relating thereto or represented thereby (including, without limitation, filings with the PTO or any similar office), and the Grantors hereby constitute the Collateral Agent as their attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; provided, however, the Collateral Agent’s taking of such action shall not be a condition to the creation or perfection of the security interest created hereby.

Section 6

Grantors’ Rights To Enforce Intellectual Property

Prior to the Collateral Agent’s giving of notice to the Grantors (i) following the occurrence of an Event of Default or (ii) pursuant to Section 6.1 below, the Grantors shall have the exclusive right to sue for past, present and future infringement of the Intellectual Property including the right to seek injunctions and/or money damages, in an effort by the Grantors to protect the Intellectual Property against encroachment by third parties, provided, however:

6.1       The Grantors first provide the Collateral Agent with written notice of the Grantors’ intention to so sue for enforcement of any Intellectual Property.  If, in the reasonable opinion of the Collateral Agent, the Grantors have failed to take appropriate action within sixty (60) days after such notice is given to Collateral Agent, upon notice to the Grantors, the Collateral Agent may (but shall not be required to) itself take such action in the name of the Grantors, with any damages recovered in such action, net of costs and attorneys’ fees reasonably incurred, to be applied as provided in Section 7.3 of the Credit Agreement.

6.2       Any money damages awarded or received by the Grantors on account of such suit (or the threat of such suit) shall constitute IP Collateral.

6.3       Following the occurrence of any Event of Default, the Collateral Agent, by notice to the Grantors may terminate or limit the Grantors’ rights under this Section 6.

Section 7

Collateral Agent’s Actions To Protect Intellectual Property

  In the event of:

(a)        the Grantors’ failure, within five (5) days of written notice from the Collateral Agent, to cure any failure by the Grantors to observe or perform any of the Grantors’ covenants, agreements or other obligations hereunder; and/or

(b)        the occurrence and continuance of any other Event of Default,

the Collateral Agent, acting in its own name or in that of the Grantors, may (but shall not be required to) act in the Grantors’ place and stead and/or in the Collateral Agent’s own right in connection therewith.

Section 8

Rights Upon Default

  Upon the occurrence of any Event of Default, the Collateral Agent may exercise all rights and remedies of a secured party upon default under the Uniform Commercial Code as adopted in the State of New York, with respect to the Intellectual Property, in addition to which the Collateral Agent may sell, license, assign, transfer, or otherwise dispose of the Intellectual Property.  Any person may conclusively rely upon an affidavit of an officer of the Collateral Agent that an Event of Default has occurred and that the Collateral Agent is authorized to exercise such rights and remedies.

Section 9

Collateral Agent As Attorney In Fact

9.1       The Grantors hereby irrevocably constitute and designate the Collateral Agent as and for the Grantors’ attorney in fact, effective following the occurrence and during the continuance of an Event of Default:

(a)        To supplement and amend from time to time Exhibits A and B of this Agreement to include any new or additional Intellectual Property of the Grantors.

(b)        To exercise any of the rights and powers referenced herein.

(c)        To execute all such instruments, documents, and papers as the Collateral Agent determines to be appropriate in connection with the exercise of such rights and remedies and to cause the sale, license, assignment, transfer, or other disposition of the Intellectual Property.

9.2       The foregoing grant of a power of attorney, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a duly authorized officer of the Collateral Agent.

9.3       The Collateral Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 9.1, but if the Collateral Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to any Grantor for any act or omission to act except for any act or omission to act as to which there is a final determination made in a judicial proceeding (in which proceeding the Collateral Agent has had an opportunity to be heard) which determination includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith.

Section 10

Collateral Agent’s Rights

Any use by the Collateral Agent of the Intellectual Property, as authorized hereunder in connection with the exercise of the Collateral Agent’s rights and remedies under this Agreement and under the Credit Agreement shall be coextensive with the Grantors’ rights thereunder and with respect thereto and without any liability for royalties or other related charges.

Section 11

Intent

This Agreement is being executed and delivered by the Grantors for the purpose of registering and confirming the grant of the security interest of the Collateral Agent in the IP Collateral with the PTO.  It is intended that the security interest granted pursuant to this Agreement is granted as a supplement to, and not in limitation of, the Security Interest granted to the Collateral Agent, for the ratable benefit of the Credit Parties, under the Security Agreement.  All provisions of the Security Agreement shall apply to the IP Collateral.  The Collateral Agent shall have the same rights, remedies, powers, privileges and discretions with respect to the security interests created in the IP Collateral as in all other Collateral. In the event of a conflict between this Agreement and the Security Agreement, the terms of this Agreement shall control with respect to the IP Collateral and the Security Agreement with respect to all other Collateral.

Section 12

Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the day and year first above written.

GRANTORS:	GAMESTOP CORP. GAMESTOP, INC. SUNRISE PUBLICATIONS, INC. ELECTRONICS BOUTIQUE HOLDINGS CORP. ELBO INC. EB INTERNATIONAL HOLDINGS, INC. GAMESTOP TEXAS LTD. as Borrowers

	By:	/s/ Robert A. Lloyd
	Name:	Robert A. Lloyd
	Title:	EVP & CFO

KONGREGATE INC., as a Borrower

By:	/s/ J. Paul Raines
Name:	J. Paul Raines
Title:	CEO

MARKETING CONTROL SERVICES, INC., as a Borrower

By:	/s/ Kevin Weimerskirch
Name:	Kevin Weimerskirch
Title:	President & Sec

SOCOM LLC, as a Borrower

By:	/s/ Mark Summey
Name:	Mark Summey
Title:	President

COLLATERAL AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Stephen Garvin
	Name:	Stephen Garvin
	Title:	Managing Director

EXHIBIT A

List of Patents and Patent Licenses

Patents and Patent Applications

Applicant

Title

SerialNo.

Patent No.

Date of Filing

None.

Patent Licenses

None.

EXHIBIT B

List of Trademarks and Trademark Licenses

Trademark Registrations and Applications

Attached.

Trademark Licenses

Attached.

Gamestop, Inc.
Trademark Report By Country							Printed: 12/13/20101
Search Criteria
Status	ACTIVE		ExhibitB
ClientID	GAMESTP
Display Options
Goods	All

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
BRAZIL
GAME-218/BR-5	GAMESTOP in plain block		04/22/2008	829699422			PENDING	035
letters
	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program

GAME-218/BR-6	GAMESTOP in plain block		04/22/2008	829699430	PENDING	041
	letters

	CLASS	DESCRIPTION

041	Information on video games, computer games and eletronic games provided in a web site

CANADA
GAME-51	GAMESTOP in plain block		10/03/2003	1,192,760	04/27/2007	TMA686751	REGISTERED	35
	letters
	CLASS	DESCRIPTION

35	Retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, DVDs, movies, CDs, books, magazines, strategy guides, computer hardware and accessories, computer console game hardware and accessories, toys, trading cards and action figures; Retail store services in the field of video, computer and electronic games.

GAME-52/CA	GAMESTOP in plain block		10/17/2007	1,367,793	09/17/2009	TMA 747,882	REGISTERED	035
	letters

	CLASS	DESCRIPTION

035	Online retail store services provided via a global computer network featuring computer, video and electronic games, DVDs, movies, CDs, books, magazines, strategy guides, computer hardware and accessories, computer console game hardware and accessories, toys, trading cards and action figures.

GAME-175	MOVIESTOP in plain block		03/24/2005	1,251,886	04/29/2008	TMA713,077	REGISTERED	035
	letters

	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, DVDs, movies, CDs, books, magazines, strategy guides, computer hardware and accessories, computer console game hardware and accessories, toys, trading cards and action figures.

GAME-108-CA	YOUR SOFTWARE		04/14/1994	751,800	09/20/1996	TMA 463,553	REGISTERED	009, 035
	HEADQUARTERS (Trustees of
	Chasada is owner)

	CLASS	DESCRIPTION

009	Computer paper, paper disk containers, printer ribbons and blank computer diskettes.
035	Retail store services in the field of computers, computer software, video games and cartridges.

CHILE
GAME-85/CL	GAMESTOP in plain block	10/13/2010	924366	PENDING	035
letters

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program

COSTA RICA
GAME-CR137	GAMESTOP (Stylized)		05/05/2009	2009-003404	10/28/2009	197774	REGISTERED	035
	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures.

GAME-CR138	GAMESTOP (Stylized)		05/05/2009	2009-003405	11/06/2009	196167	REGISTERED	041
	CLASS	DESCRIPTION

041	Providing a web site containing information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figure

GAME-CR135	GAMESTOP in plain block		05/05/2009	2009-003402	10/26/2009	195466	REGISTERED	035
	letters

	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures.

GAME-CR136	GAMESTOP in plain block		05/05/2009	2009-003403	10/26/2009	195465	REGISTERED	041
	letters

	CLASS	DESCRIPTION

041	Providing a web site containing information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figure

GAME-139CR	GAMESTOP POWER TO THE		05/05/2009	2009-003406	10/28/2009	195760	REGISTERED	035
	PLAYERS (Stylized) and
	Design

	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures.

041

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
GAME-140CR	GAMESTOP POWER TO THE		05/05/2009	2009-003407	11/06/2009	196135	REGISTERED
	PLAYERS (Stylized) and
	Design

	CLASS	DESCRIPTION

041	Providing a web site containing information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figure

EUROPEAN UNION (CTM)
GAME-93/EU3	GAMESTOP (Stylized) (White & 02/05/2003		003045812	02/05/2003	003045812	REGISTERED	35
	Red)
	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

GAME-94/EU4	GAMESTOP in plain block		01/07/2003	2996452	01/17/2005	2996452	REGISTERED	35
	letters

	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

GAME-56/EU1	GAMESTOP.COM		01/07/2003	2996486	10/29/2004	2996486	REGISTERED	35
	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

GAME-35/EU2	MOVIESTOP in plain block		03/31/2005	004367207	04/18/2006	004367207	REGISTERED	35
	letters

	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, DVDs, movies, CDs, books, magazines, strategy guides, computer hardware and accessories, computer console game hardware and accessories, toys, trading cards and action figures

GAME-104/EU6	TRADESTOP (Stylized) (Blue & 08/04/2003		003298148	08/04/2003	003298148	REGISTERED	35
	Orange)

	CLASS	DESCRIPTION

35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, dvds, cds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys, games, trading cards and action figures

GAME-95/EU5	TRADESTOP in plain block		08/04/2003	003298131	02/04/2005	003298131	REGISTERED	35
	letters

	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, dvds, cds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys, games, trading cards and action figures

FEDERATION OF RUSSIA

T04960	RU00	GAMESTOP in plain block	08/12/2010	2010/726166	PENDING	035
letters

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

035	SALES PROMOTION FOR OTHERS, INCLUDING RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND
ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; and
Class 35 - PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAM.

	GERMANY
GAME	-164		SOFTSALE				11/01/1994	2905838	REGISTERED

	HONG KONG
	T04960	HK00	GAMESTOP in plain block		10/14/2009	301449180	05/24/2010	301449180	REGISTERED	035
			letters
			CLASS	DESCRIPTION

035	RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC
BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAM.

INDIA
T04960	IN00	GAMESTOP in plain block		10/13/2009	1873038	PENDING	035
		letters
		CLASS	DESCRIPTION

035	RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC
BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; and
Class 35 - PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAM.

ISRAEL
T04960	IL00	GAMESTOP in plain block		10/15/2009	224489	PENDING	035
		letters
		CLASS	DESCRIPTION

035	RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC
BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; and
Class 35 - PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAM.

REFERENCE #	MARK		FILED	APP #		REG DT	REG #	STATUS	CLASSES
ITALY
GAME-168	CONSOLLES DEPARTMENT		04/05/2004	34072004	MI			PENDING

MEXICO
GAME-52/MX3	GAMESTOP in plain block		10/24/2003	626338		03/23/2005	872600	REGISTERED	35
	letters
	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, DVDs, movies, CDs, books, magazines, strategy guides, computer hardware and accessories, computer console game hardware and accessories, toys, trading cards and action figures

PHILIPPINES
T04960	PH00	GAMESTOP in plain block		03/24/2010	4-2010-500413	PENDING	035
		letters
		CLASS	DESCRIPTION

035	RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND ELECTRONIC GAMES, DVDs,MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS
AND ACTION FIGURES; PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAM

SINGAPORE
T04960	SG00	GAMESTOP in plain block		10/16/2009	T0911862	I	07/08/2010	T0911862	I	REGISTERED	035
		letters
		CLASS	DESCRIPTION

035	RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC
BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ORGANIZATION AND MANAGEMENT OF CUSTOMER LOYALTY PROGRAMMES

SOUTH AFRICA
T04960	ZA00	GAMESTOP (Stylized) in Color 10/09/2009		2009/20257	PENDING	035

		CLASS	DESCRIPTION

035	RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC
BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; and
Class 35 - PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAM.

T04960	ZA01	GAMESTOP in plain block	10/09/2009	2009/20256	PENDING	035
letters

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

035	RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC
BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; and
Class 35 - PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAM.

SOUTH KOREA
T04960	KR00	GAMESTOP in plain block		11/19/2009	41-2009-28258	PENDING	035
		letters
		CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, electronic board games, hand-held electronic entertainment hardware and software, CDs, DVDs, CDs and DVDs containing movies, books, magazines, strategy guide books, computer hardware, computer accessories, toys and action figures; sales promotion agency services of computer, video and electronic games, electronic board games, hand-held electronic entertainment hardware and software, CDs, DVDs, CDs and DVDs containing movies, books, magazines, strategy guide books, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program.

TAIWAN
T04960	TW00	GAMESTOP in plain block		11/27/2009	098053259	10/16/2010	1435398	REGISTERED	035
		letters
		CLASS	DESCRIPTION

035	RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC
BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; and
Class 35 - PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAM.

THAILAND
T08439	TH00	GAMESTOP in plain block		10/28/2009	748018	PENDING	35
		letters
		CLASS	DESCRIPTION

35	RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC
BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES

TURKEY

T04960	TR00	GAMESTOP in plain block	11/18/2009	2009/61764	PENDING	035
letters

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

035	RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC
BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; and
Class 35 - PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAM.

UNITED STATES
GAME-US33	BIG HITS. BIG PLAYS. BIG		06/01/2004	78/428,083	05/02/2006	3,088,563	REGISTERED	035
	VALUE
	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures

GAME-US7	FUNCO LAND		10/10/1990	74,104,697	08/18/1992	1,708,866	REGISTERED	42
	CLASS	DESCRIPTION

42	Retail store services in the field of used computer program video game cartridges

GAME-US5	FUNCOLAND		02/05/1993	74,358,633	10/05/1993	1,796,604	REGISTERED	42
	CLASS	DESCRIPTION

42	Retail store services in the field of computer program video game cartridges

GAME-US6	FUNCOLAND (Stylized)		08/06/1996	75/145,798	08/05/1997	2,085,805	REGISTERED	35
	CLASS	DESCRIPTION

35	retail store services in the field of computer program video game cartridges

GAME-US4	GAME INFORMER		05/14/1992	74-275,301	08/17/1993	1,788,102	REGISTERED	38
	CLASS	DESCRIPTION

38	Magazines relating to games; namely, computer and electronic video games

GAME-US16	GAMESTOP (Stylized) (Black & 08/28/2002		76/444,369	01/13/2004	2,805,625	REGISTERED	35
	Red)

	CLASS	DESCRIPTION

35	Retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

GAME-US20	GAMESTOP (Stylized) (Black,		09/18/2002	76/450,776	11/09/2004	2,902,027	REGISTERED	35
	White & Red)

	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

GAME-US45	GAMESTOP (Stylized) (White & 08/25/2006	78/960,748	05/08/2007	3,239,889	REGISTERED	16, 35
Red in Black outline)

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

16	publications, namely, magazines, circulars and newsletters featuring information on computer and video games and video and computer game hardware, software and accessories
35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program

GAME-US17	GAMESTOP (Stylized) with		08/28/2002	76/444,450	03/15/2005	2,933,627	REGISTERED	35
	Black Border (Black & Red)

	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

GAME-US31	GAMESTOP AND MOVIES		05/28/2004	78/427,071	05/09/2006	3,091,220	REGISTERED	035
	TOO!

	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures

GAME-US1	GAMESTOP in plain block		08/02/1991	74/190,944	08/11/1992	1,707,460	REGISTERED	42
	letters

	CLASS	DESCRIPTION

42	Retail stores services in the field of video, computer and electronic games

GAME-US49	GAMESTOP POWER TO THE		08/23/2007	77/262,380	08/19/2008	3,489,935	REGISTERED	035, 041
	PLAYERS (Stylized) (Black &
	Red)

	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures
041	Providing a web site containing information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figure

GAME-US50	GAMESTOP POWER TO THE		08/23/2007	77/262,385	09/23/2008	3,506,230	REGISTERED	035, 041
	PLAYERS (Stylized) (no color)

	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures
041	Providing a web site containing information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figures

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
GAME-US2	GAMESTOP.COM		12/02/1999	75/862,740	09/11/2001	2,489,084	REGISTERED	35
	CLASS	DESCRIPTION

35	Retail services and online retail store services provided via a global computer network featuring video, computer and electronic games

GAME-US3	GAMESTOP.COM		11/02/2000	76/158,066	01/13/2004	2,805,277	REGISTERED	041
	CLASS	DESCRIPTION

041	Providing a web site containing information on video games, computer games and electronic games

GAME-US44	GAMESTOP.COM (Stylized)		08/25/2006	78/960,405	05/22/2007	3,245,007	REGISTERED	35, 41
	(Black & Red)

	CLASS	DESCRIPTION

35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program
41	PROVIDING A WEB SITE CONTAINING INFORMATION ON VIDEO GAMES, COMPUTER GAMES AND ELECTRONIC GAMES

GAME-138/US	GO PRO GET MORE!		12/14/2010	85/197,813	PENDING	035
	CLASS	DESCRIPTION

035	Promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures

GAME-US38	GREAT GAMES, MORE		09/28/2004	78/490,452	05/16/2006	3,094,258	REGISTERED	35
	CHOICES

	CLASS	DESCRIPTION

35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, computer hardware and computer accessories

GAME-US34	HOME OF THE FREE NEW		06/21/2004	78/438,619	11/29/2005	3,022,109	REGISTERED	035
	RELEASE

	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program

GAME-US39	KIDSTOP		09/29/2004	78/491,585	06/27/2006	3,110,401	REGISTERED	35
	CLASS	DESCRIPTION

35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program

GAME-139/US	MORE POWER TO THE	12/14/2010	85/197,800	PENDING	035
PLAYERS

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures

GAME-US30	MOVIEMAX		NOT FILED	035
	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures

GAME-US54	MOVIESTOP (Stylized) (Black		01/11/2008	77/369,454	ALLOWED	035, 041
& Red)

	CLASS	DESCRIPTION

035	retail store services and online retail store services provided via a global computer network featuring DVDs, videocassettes and other digital media featuring films, movies, television shows, music, cartoons, documentaries, sports, comedy and entertainment, CDs, books, magazines, computer, video and electronic games, strategy guides, DVD players and recorders, computer hardware and accessories, computer console game hardware and accessories, toys, gifts, trading cards and action figures
041	providing information via a global computer network on movies, films, television shows, music, cartoons, documentaries, sports, comedy and entertainment, books, magazines, consumer electronics, computer, video and electronic games, strategy guides, DVD players and recorders, computer hardware and accessories, computer console game hardware and accessories, toys, gifts, trading cards and action figures

GAME-US56

MOVIESTOP (Stylized) (White 08/20/2008 77/551,355

04/21/2009 3,608,477

REGISTERED 035, 041

  Red in Black outline)

CLASS

DESCRIPTION

035	Stand-alone retail kiosk vending machine services featuring prerecorded DVDs, CDs, videocassettes and other prerecorded digital media, namely, films, movies, videos, television shows, music, cartoons, documentaries, sports, comedy and entertainment, and computer, video and electronic games and a trade-in program in which customers can exchange old or new prerecorded DVDs, CDs, videocassettes and other prerecorded digital media, namely, films, movies, videos, television shows, music, cartoons, documentaries, sports, comedy and entertainment, and computer, video and electronic games
041	Rental services via a stand-alone kiosk featuring rental of prerecorded DVDs, CDs, and videocassettes and other prerecorded digital media, namely, films, movies, videos, television shows, music, cartoons, documentaries, sports, comedy and entertainment and rental of computer, video and electronic games

GAME-US57

MOVIESTOP (Stylized) (White 08/20/2008 77/551,370

06/08/2010 3,800,271

REGISTERED 035, 041

  Red in Black outline)

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

035	Stand-alone retail kiosk vending machine services featuring prerecorded DVDs, CDs, videocassettes and other prerecorded digital media, namely, films, movies, videos, television shows, music, cartoons, documentaries, sports, comedy and entertainment, and computer, video and electronic games and a trade-in program in which customers can exchange old or new prerecorded DVDs, CDs, videocassettes and other prerecorded digital media, namely, films, movies, videos, television shows, music, cartoons, documentaries, sports, comedy and entertainment, and computer, video and electronic games; Providing consumer information via a global computer network and stand-alone kiosk on movies, films, television shows, music, cartoons, documentaries, sports, comedy and entertainment, books, magazines, consumer electronics, computer, video and electronic games, strategy guides, DVD players and recorders, computer hardware and accessories, computer console game hardware and accessories, toys, gifts, trading cards and action figures
041	Computerized on-line rental services via a global computer network and stand-alone kiosk featuring rental of prerecorded DVDs, CDs, and videocassettes and other prerecorded digital media, namely, films, movies, videos, television shows, music, cartoons, documentaries, sports, comedy and entertainment and rental of computer, video and electronic games; Providing information via a global computer network and stand-alone kiosk in the field of entertainment, namely, movies, films, television shows, music, cartoons, documentaries, sports, comedy, and computer, video and electronic games

GAME-US52	MOVIESTOP (Stylized) (White		01/08/2008	77/366,198	01/06/2009	3,558,754	REGISTERED	035
	& Red)

	CLASS	DESCRIPTION

035	retail store services and online retail store services provided via a global computer network featuring DVDs, videocassettes and other digital media featuring films, movies, television shows, music, cartoons, documentaries, sports, comedy and entertainment, CDs, books, magazines, computer, video and electronic games, strategy guides, DVD players and recorders, computer hardware and accessories, computer console game hardware and accessories, toys, trading cards and action figures

GAME-US36	MOVIESTOP (Stylized) BUY 08/04/2004		78/462,013	06/27/2006	3,110,314	REGISTERED	035
	SELL TRADE and Device (Red,
	Black & White)

	CLASS	DESCRIPTION

035	retail store services and online retail store services provided via a global computer network featuring DVDs, videocassettes and other digital media featuring films, movies, television shows, music, cartoons, documentaries, sports, comedy and entertainment, CDs, books, magazines, computer, video and electronic games, strategy guides, DVD players and recorders, computer hardware and accessories, computer console game hardware and accessories, toys, trading cards and action figures

GAME-US53	MOVIESTOP (Stylized) BUY		01/08/2008	77/366,203	01/06/2009	3,558,755	REGISTERED	035
	TRADE (White & Red)

	CLASS	DESCRIPTION

035	retail store services and online retail store services provided via a global computer network featuring DVDs, videocassettes and other digital media featuring films, movies, television shows, music, cartoons, documentaries, sports, comedy and entertainment, CDs, books, magazines, computer, video and electronic games, strategy guides, DVD players and recorders, computer hardware and accessories, computer console game hardware and accessories, toys, trading cards and action figures

GAME-US51	MOVIESTOP (Stylized) in Black 01/10/2008		77/368,604	ALLOWED	035, 041
Letters

	CLASS	DESCRIPTION

041	Providing information via a global computer network on movies, films, television shows, music, cartoons, documentaries, sports, comedy and entertainment, books, magazines, consumer electronics, computer, video and electronic games, strategy guides, DVD players and recorders, computer hardware and accessories, computer console game hardware and accessories, toys, gifts, trading cards and action figures
035	Retail store services and online retail store services provided via a global computer network featuring DVDs, videocassettes and other digital media featuring films, movies, television shows, music, cartoons, documentaries, sports, comedy and entertainment, CDs, books, magazines, computer, video and electronic games, strategy guides, DVD players and recorders, computer hardware and accessories, computer console game hardware and accessories, toys, trading cards and action figures

GAME-140

MOVIESTOP EXPRESS

10/26/2009 77/857,228

ALLOWED

035, 041

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

035	Stand-alone retail kiosk vending machine services featuring prerecorded DVDs, CDs, videocassettes and other prerecorded digital media, namely, films, movies, videos, television shows, music, cartoons, documentaries, sports, comedy and entertainment, and computer, video and electronic games and a trade-in program in which customers can exchange old or new prerecorded DVDs, CDs, videocassettes and other prerecorded digital media, namely, films, movies, videos, television shows, music, cartoons, documentaries, sports, comedy and entertainment, and computer, video and electronic games; Providing consumer information via a global computer network and stand-alone kiosk on movies, films, television shows, music, cartoons, documentaries, sports, comedy and entertainment, books, magazines, consumer electronics, computer, video and electronic games, strategy guides, DVD players and recorders, computer hardware and accessories, computer console game hardware and accessories, toys, gifts, trading cards and action figures
041	Computerized on-line rental services via a global computer network and stand-alone kiosk featuring rental of prerecorded DVDs, CDs, and videocassettes and other prerecorded digital media, namely, films, movies, videos, television shows, music, cartoons, documentaries, sports, comedy and entertainment and rental of computer, video and electronic games; Providing information via a global computer network and stand-alone kiosk in the field of entertainment, namely, movies, films, television shows, music, cartoons, documentaries, sports, comedy, and computer, video and electronic games

GAME-US11	MOVIESTOP in plain block		09/11/2003	78/299,096	03/08/2005	2,931,959	REGISTERED	35
	letters

	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, DVDs, movies, CDs, books, magazines, strategy guides, computer hardware and accessories, computer console game hardware and accessories, toys, trading cards and action figures

GAME-US12	MOVIESTOP in plain block		01/10/2008	77/368,542	ALLOWED	041
	letters

	CLASS	DESCRIPTION

041	Providing information via a global computer network on movies, films, television shows, music, cartoons, documentaries, sports, comedy and entertainment, books, magazines, consumer electronics, computer, video and electronic games, strategy guides, DVD players and recorders, computer hardware and accessories, computer console game hardware and accessories, toys, gifts, trading cards and action figures

GAME-US55	MOVIESTOP in plain block		08/20/2008	77/551,342	04/21/2009	3,608,476	REGISTERED	035, 041
	letters

	CLASS	DESCRIPTION

035	Stand-alone retail kiosk vending machine services featuring prerecorded DVDs, CDs, videocassettes and other prerecorded digital media, namely, films, movies, videos, television shows, music, cartoons, documentaries, sports, comedy and entertainment, and computer, video and electronic games and a trade-in program in which customers can exchange old or new prerecorded DVDs, CDs, videocassettes and other prerecorded digital media, namely, films, movies, videos, television shows, music, cartoons, documentaries, sports, comedy and entertainment, and computer, video and electronic games
041	Rental services via a stand-alone kiosk featuring rental of prerecorded DVDs, CDs, and videocassettes and other prerecorded digital media, namely, films, movies, videos, television shows, music, cartoons, documentaries, sports, comedy and entertainment and rental of computer, video and electronic games

GAME-US58	MOVIESTOP in plain block	08/20/2008	77/551,371	06/08/2010	3,800,272	REGISTERED	035, 041
letters

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

035	Stand-alone retail kiosk vending machine services featuring prerecorded DVDs, CDs, videocassettes and other prerecorded digital media, namely, films, movies, videos, television shows, music, cartoons, documentaries, sports, comedy and entertainment, and computer, video and electronic games and a trade-in program in which customers can exchange old or new prerecorded DVDs, CDs, videocassettes and other prerecorded digital media, namely, films, movies, videos, television shows, music, cartoons, documentaries, sports, comedy and entertainment, and computer, video and electronic games; Providing consumer information via a global computer network and stand-alone kiosk on movies, films, television shows, music, cartoons, documentaries, sports, comedy and entertainment, books, magazines, consumer electronics, computer, video and electronic games, strategy guides, DVD players and recorders, computer hardware and accessories, computer console game hardware and accessories, toys, gifts, trading cards and action figures
041	Computerized on-line rental services via a global computer network and stand-alone kiosk featuring rental of prerecorded DVDs, CDs, and videocassettes and other prerecorded digital media, namely, films, movies, videos, television shows, music, cartoons, documentaries, sports, comedy and entertainment and rental of computer, video and electronic games; Providing information via a global computer network and stand-alone kiosk in the field of entertainment, namely, movies, films, television shows, music, cartoons, documentaries, sports, comedy, and computer, video and electronic games

GAME-US14	PLAY MORE		06/30/1994	74/543,840	06/25/1996	1,982,962	REGISTERED	42
	CLASS	DESCRIPTION

42	retail store services featuring previously owned compact discs and previously owned video game cartridges

GAME-US15	PLAY MORE		05/02/2002	76/403,429	08/23/2005	2,987,740	REGISTERED	35
	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

GAME-US46	RESPECT THE RATINGS		09/14/2006	78/974,069	11/06/2007	3,332,884	REGISTERED	35
	CLASS	DESCRIPTION

35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program and public awareness program

GAME-US41	SAVE NOW. TRADE LATER.		11/09/2004	78/513,574	12/13/2005	3,028,673	REGISTERED	35
	PLAY MORE

	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

GAME-US37	STOP RENTING	START	08/11/2004	78/465,926	06/20/2006	3,107,910	REGISTERED	035
	TRADING

	CLASS	DESCRIPTION

035	retail store services and online retail store services provided via a global computer network featuring DVDs, videocassettes and other digital media featuring films, movies, television shows, music, cartoons, documentaries, sports, comedy and entertainment, CDs, books, magazines, computer, video and electronic games, strategy guides, DVD players and recorders, computer hardware and accessories, computer console game hardware and accessories, toys, trading cards and action figures

GAME-US21

STOPWATCH

07/07/2003 76/530,285

07/13/2004 2,862,356

REGISTERED 35

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; retail store and online retail store provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures featuring a bonus incentive program for customers that provides discounts and related benefits to reward repeat customers

GAME-US8	SUNRISE PUBLICATIONS		11/04/1994	74-595,374	09/10/1996	1,999,100	REGISTERED	41
	CLASS	DESCRIPTION
	41	Publication of books and magazines

GAME-US32	THE GAME NEVER ENDS AT 06/04/2004			78/429,979	05/09/2006	3,091,229	REGISTERED	035
	GAMESTOP
	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program

GAME-US25	TRADE IN - CASH OUT		07/18/2003	78/275,869	06/07/2005	2,961,093	REGISTERED	35
	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, dvds, cds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys, games, trading cards and action figures

GAME-US42	TRADE MORE, PLAY MORE		05/04/2005	78/622,826	03/31/2009	3,600,207	REGISTERED	35
	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

GAME-US23	TRADE STOP		07/18/2003	78/275,858	05/17/2005	2,953,515	REGISTERED	35
	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, dvds, cds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys, games, trading cards and action figures

GAME-US26	TRADESTOP (Stylized) (Black		07/18/2003	78,275,874	02/22/2005	2,928,313	REGISTERED	35
	&White)

	CLASS	DESCRIPTION

35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, dvds, cds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys, games, trading cards and action figures

GAME-US27	TRADESTOP (Stylized) (Blue & 07/18/2003		78/275,881	03/15/2005	2,934,182	REGISTERED	35
	Orange)

	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, dvds, cds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys, games, trading cards and action figures

GAME-US29	TRADESTOP (Stylized) TRADE 07/18/2003	78/275,894	03/15/2005	2,934,183	REGISTERED	35
IN - CASH OUT (Black & White)

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, dvds, cds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys, games, trading cards and action figures

GAME-US28	TRADESTOP (Stylized) TRADE 07/18/2003		78/275,889	03/29/2005	2,937,004	REGISTERED	35
	IN - CASH OUT (Blue &
	Orange)

	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, dvds, cds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys, games, trading cards and action figures

GAME-US22	TRADESTOP in plain block		07/18/2003	78/275,853	02/22/2005	2,928,311	REGISTERED	35
	letters

	CLASS	DESCRIPTION

35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, dvds, cds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys, games, trading cards and action figures

GAME-US24	TRADESTOP.COM		07/18/2003	78/275,861	02/22/2005	2,928,312	REGISTERED	35
	CLASS	DESCRIPTION

35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, dvds, cds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys, games, trading cards and action figures

GAME-US35	WHERE THE MOVIES NEVER 06/18/2004		78/437,582	08/01/2006	3,124,505	REGISTERED	035
	END

	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program

ELBO, INC.
Trademark Report By Country						Printed: 1/6/2011
Search Criteria
Status	ACTIVE	ExhibitB
ClientID	ELBO
Display Options
Goods	All

REFERENCE #	MARK	FILED	APP #	REG DT	REG #	STATUS	CLASSES
AUSTRALIA
ELBO-61/AU	EB ELECTRONICS BOUTIQUE 12/30/1996		724820	10/27/2000	724820	REGISTERED	042
(Stylized)
	CLASS	DESCRIPTION

042	Retail store services of electric products, namely, interactive multimedia hardware and software, computers, personal computers, computer software, disc drives, printers, modems, computer books, computer magazines, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy discs, and batteries

ELBO-62/AU	EB ELECTRONICS BOUTIQUE 12/30/1996		724817	06/18/1999	724817	REGISTERED	042
	(Stylized)

	CLASS	DESCRIPTION

042	Retail store services of electric products, namely, interactive multimedia hardware and software, computers, personal computers, computer software, disc drives, printers, modems, computer books, computer magazines, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy discs, and batteries

ELBO-41/AU	EB GAMES in plain block letters 06/04/2003		956383	05/05/2008	956383	REGISTERED	035, 041
	CLASS	DESCRIPTION

035	Mail order, online and retail store services featuring children's toys and books, children's video tapes, CDs and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothing, children's arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines
041	Rental of video and computer games; nad on-line rental oof computer games; a membership club or organization for video and computer game enthusiasts which offers credits or discounts on purchases of conventional and on-line rentals of video and computer games, credits or discounts on video game magazines, free demonstration of video and computer games, news and reviews of video and computer games, and other similar benefits to members

ELBO-69/AU	ELECTRONICS EB BOUTIQUE 12/30/1996		724819	10/27/2000	724819	REGISTERED	042
	CLASS	DESCRIPTION

042	Retail store services of electric products, namely, interactive multimedia hardware and software, computers, personal computers, computer software, disc drives, printers, modems, computer books, computer magazines, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy discs, and batteries

ELBO-78/AU	ELECTRONICS EB BOUTIQUE 12/30/1996		724816	06/18/1999	724816	REGISTERED	042
	(Stylized)

	CLASS	DESCRIPTION

042	Retail store services of electric products, namely, interactive multimedia hardware and software, computers, personal computers, computer software, disc drives, printers, modems, computer books, computer magazines, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy discs, and batteries

ELBO-34/AU	GAMESTOP in plain block	12/09/2005	1,090,820	PENDING	35
letters

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

ELBO-83/AU	POWER TO THE PLAYERS		11/29/2007	1212693	07/18/2008	1212693	REGISTERED	035, 041
	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures
041	Information services relating to entertainment, provided on-line from a computer database or the Internet relating to new and used computers, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figure.

BRAZIL
ELBO-79/BR	EB ELECTRONICS BOUTIQUE 04/10/1996		819171271	11/23/2004	819171271	REGISTERED	035
	and Design
	CLASS	DESCRIPTION

035	Commercial auxiliary services including import and export of the following products; software and hardware for interactive multimedia,computers, personal computers, software for computers, computer programs, action discs, modems, computer books, video game systems, software for video games, joysticks, covers, floppy disks, batteries in local Brazilian Class 40.15

ELBO-42/BR	EB GAMES in plain block letters 05/30/2003		825548454			PENDING	009

	CLASS	DESCRIPTION
	009
ELBO-43/BR	EB GAMES in plain block letters 05/30/2003		825548462			PENDING

ELBO-70/BR	ELECTRONICS EB BOUTIQUE 04/10/1996		819171280	11/23/2004	819171280	REGISTERED	035
	and Design
	CLASS	DESCRIPTION

035	Commercial auxiliary services including import and export of the following products; software and hardware for interactive multimedia,computers, personal computers, software for computers, computer programs, action discs, modems, computer books, video game systems, software for video games, joysticks, covers, floppy disks, batteries in local Brazilian Class 40.15

CANADA
ELBO-105/CA	BABBAGE'S (Trustees of		10/15/1993	739,041	08/09/1996	TMA 460,932	REGISTERED	009, 035
	Chasada is owner)
	CLASS	DESCRIPTION

009	Discs for computer, computer paper, disc files and printer ribbons
035	Retail store services in the field of home computers, computer software, video games and cartridges.

ELBO-40/CA

EB EDGE

07/08/2003 1,183,659

12/10/2008

TMA 730,632

REGISTERED 035

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

035	Mail order, online and retail store services featuring children's toys and books, children's video tapes, CD's and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothing, children's arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines.
(2) Rental of video and computer games. (3) On-line rental of computer games.
(4) Providing a membership club or organization for video and computer game enthusiasts which offers credits or discounts on purchases and conventional and on-line rentals of video and computer games, credits or discounts on video game magazines, free demonstration of video and computer games, news and reviews of video and computer games; and other similar benefits to its members.

ELBO-44/CA	EB GAMES in plain block letters 09/12/2002		1,152,360	11/10/2008	TMA 728,171	REGISTERED	035
	CLASS	DESCRIPTION

035	Mail order, online and retail store services featuring children's toys and books, children's video tapes, CD's and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothing, children's arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines

ELBO-84/CA	POWER TO THE PLAYERS		01/14/2008	1,379,059	01/14/2009	TMA 732,376	REGISTERED	35
	CLASS	DESCRIPTION

35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; Providing a web site containing information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figures.

CHINA
ELBO-36/CN	GAMESTOP in plain block		12/23/2005	5079913	03/14/2009	5079913	REGISTERED	35
	letters
	CLASS	DESCRIPTION

35	Import-export agency; procurement services for others (purchasing goods and services for other businesses); industrial and commercial management assistance; sales promotion (for others) promoting the sale of computer, video and electronic games, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through an online store

DENMARK
ELBO-72/DK	ELECTRONICS EB BOUTIQUE 10/17/1995		07846/1995	05/16/1997	VR1997/02083	REGISTERED	009, 016

	CLASS	DESCRIPTION

009	Electrical apparatus and instruments, especially inter-actively multimedia hardware and computer programs, computers, personal computers, computer programs, disc drives, printers, modems, video game systems, software for video games, joysticks, covers, floppy disks, batteries
016	Computer books, computer magazines, printer ribbons

EUROPEAN UNION (CTM)

ELBO-52/EU

EB (Stylized)

09/18/1996 00342030

01/07/1999 00342030

REGISTERED 009, 016, 028

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

009	Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; computer software; computer hardware; parts and accessories therefor; fire extinguishing apparatus; apparatus for recording, transmission and reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer keyboards; computer memories; computer peripheral devices; computer hardware; computer programs; computer software; floppy disks; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software; computers, personal computers, computer software, disk drives, printers, modems, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy disks, and batteries.
016	Paper, printed matter; stationery; instructional and teaching materials; booklets, books, computer programs, magazines, periodicals and printed publications.
028	Toys, games and playthings; computer and video games; gymnastic and sporting articles.

ELBO-45/EU	EB GAMES in plain block letters 05/07/2002		02688604	12/18/2003	02688604	REGISTERED	035, 041
	CLASS	DESCRIPTION

035	Mail order, online and retail store services featuring children's toys and books, children's video tapes, CD's and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothing, children's arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines.
041	Rental of video and computer games; on-line rental of computer games.

ELBO-68/EU	ELECTRONICS BOUTIQUE		09/18/1996	00341966	06/14/2001	00341966	REGISTERED	009, 016, 028
	(Stylized)

	CLASS	DESCRIPTION

009	Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; computer software; computer hardware; parts and accessories therefor; fire extinguishing apparatus; apparatus for recording, transmission and reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer keyboards; computer memories; computer peripheral devices; computer hardware; computer programs; computer software; floppy disks; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software; computers, personal computers, computer software, disk drives, printers, modems, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy disks, and batteries
016	Paper, printed matter; stationery; instructional and teaching materials; booklets, books, computer programs, magazines, peridocals and printed publications.
028	Toys, games and playthings; computer and video games; gymnastic and sporting articles.

ELBO-86/EU

POWER TO THE PLAYERS

11/29/2007 006466941

11/18/2008 006466941

REGISTERED 35, 41

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures.
41	Providing a web site containing entertainment information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figures.

ELBO-117/EU	Stylized BUNNY Device in		09/17/2010	009384082	PENDING	035
	Black/White/Pink

	CLASS	DESCRIPTION

035	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, electronic board games, hand-held electronic entertainment hardware and software, CDs, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, electronic board games, hand-held electronic entertainment hardware and software, CDs, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

FRANCE
ELBO-73/FR	ELECTRONICS EB BOUTIQUE 04/24/1997		97675113	10/03/1997	97675113	REGISTERED	009

	CLASS	DESCRIPTION

009	Electric goods, electronic products, namely, material and/or data processing programs, interactive media; computers; personal computers, software (recorded programs), mechanisms driving discs (data processing), computer printers; modems; books, magazines, computer science; electronic games apparatus; software for electronic games; control levers (games); cases for electronic apparatus, ribbons for computer printers, blank floppy disks, electric batteries

GERMANY
ELBO-51/DE	EB ELECTRONIC BOUTIQUE		10/20/1995	39542702.9	09/09/1996	39542702.9	REGISTERED	009, 016
	(Stylized)
	CLASS	DESCRIPTION

009	Datenverarbeitungsanlagen und deren Teile, auf Datenträgern gespeicherte Programme für Datenverarbeitungsanlagen, Modems, Drucker, Magnetbänder, Compactdisks (CD), Disketten, Batterien, Akkumulatoren, Video-Spiele, Spielcomputer; alle vorgenannten Waren soweit in Klasse 9 enthalten
016	Bücher, Magazine (Zeitschriften), Zeitungen, Farbbänder für Drucker von Datenverarbeitungsanlagen und Schreibmaschinen

IRELAND
ELBO-49/IE	EB (Stylized)		09/18/1996	96/5222	02/03/2000	214249	REGISTERED	009, 016, 028
	CLASS	DESCRIPTION

009	Apparatus for recording, transmission and reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer keyboards; computer memories; computer peripheral devices; computer hardware; computer programs; computer software; floppy disks; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software, computers, personal computers, computer software, disk drives, printers, modems, video game systems, video game software, joysticks, covers, blank floppy disks, and batteries; computer games.
016	Printed matter; instructional and teaching material, booklets, books, magazines, periodicals and printed publications; printer ribbons
028	Games, and playthings, and toys, including hand held computer and video games.

REFERENCE #	MARK	FILED	APP #	REG DT	REG #	STATUS	CLASSES
ELBO-54/IE	EB ELECTRONICS BOUTIQUE 09/18/1996		96/5223	02/03/2000	214250	REGISTERED	009, 016, 028
	(Stylized)
	CLASS	DESCRIPTION

009	Apparatus for recording, transmission and reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer keyboards; computer memories; computer peripheral devices; computer hardware; computer programs; computer software; floppy disks; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software, computers, personal computers, computer software, disk drives, printers, modems, video game systems, video game software, joysticks, covers, blank floppy disks, and batteries; computer games.
016	Printed matter; instructional and teaching material, booklets, books, magazines, periodicals and printed publications; printer ribbons.
028	Games, and playthings, and toys, including hand held computer and video games.

ELBO-67/IE	ELECTRONICS BOUTIQUE		09/18/1996	96/5224	02/03/2000	207451	REGISTERED	009, 016, 028
	AND THE ELECTRONICS
	BOUTIQUE

	CLASS	DESCRIPTION

028	Games, and playthings, and toys, including computer and video games.
009	Apparatus for recording, transmission and reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer keyboards; computer memories, computer peripheral devices; computer hardware; computer programs; computer software; floppy disks; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software, computers, personal computers, computer software, disk drives, printers, modems, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy disks, and batteries.
016	Printed matter; instructional and teaching material, booklets, books, computer programs, magazines, periodicals and printed publications.

ISRAEL
ELBO-74/IL	ELECTRONICS EB BOUTIQUE 10/26/1995			101,511	09/05/2001	101,511	REGISTERED

ITALY
ELBO-55/IT	EB (Stylized)		06/20/1996	MI960005936	12/14/1998	761950	REGISTERED	042
	CLASS	DESCRIPTION

042	Services provided by shops; sale of retail goods such as machines and programs, interactive multimedia, laboratories electronics, PC, programs for electronic laboratories, carriages for diskettes, printers, modem, computer books, computer magazines, video game systems, video game programs, screens, ribbons for printers, diskettes, batteries

JAPAN
ELBO-75/JP	ELECTRONICS EB BOUTIQUE 12/28/1996		81-147580	05/11/2001	4473438	REGISTERED	035

	CLASS	DESCRIPTION

035	wholesale services and retail store services in relation to electronic products, including interactive multimedia hardware and software, computers, personal computers, computer software, disc drives, printers, modems, computer books, computer magazines, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy discs, and batteries

ELBO-37/JP	GAMESTOP in plain block	12/08/2005	115365/2005	08/18/2006	4979675	REGISTERED	35
letters

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

ELBO-87/JP	POWER TO THE PLAYERS		11/29/2007	119756/2007	09/17/2010	4070892	REGISTERED	035, 041
	CLASS	DESCRIPTION

035	Retail services including online retail store services provided via a global computer network featuring new and used computers, hand-held video game players, digital media players and recorders, video tapes, blank DVDs, computer hardware, computer connection cables, computer joysticks, computer mice, computer keyboards, computer video and audio connection cables, computer video routing boxes, batteries and chargers, mouse pads, computer faceplates, computer microphones and headsets, wireless game controllers, wireless microphones, headphones and computer disc cleaning kits; Sales promotion for others through the administration of a customer incentive award and discount program featuring discounts on new and used computers, consumer video games, electronic games, video game consoles, hand-held video game players, digital media players and recorders, video tapes, blank DVDs, recorded DVDs, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer connection cables, computer joysticks, computer mice, computer keyboards, computer video and audio connection cables, computer video routing boxes, batteries and chargers, mouse pads, computer faceplates, computer microphones and headsets, wireless game controllers, wireless microphones, headphones and computer disc cleaning kits, toys and action figures; Advertising and publicity services; Issuance of trading stamps; Business management analysis or business consultancy;Marketing research; Providing information on commodity sales; Retail services or wholesale services for electrical machinery and apparatuses; Providing information on sale via web site on new and used computer, consumer video games, electronic games, video game consoles, hand-held video game players, digital media players and recorders, video tapes, blank DVDs, recorded DVDs, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game connection cables, computer game joysticks, computer game mice, computer game keyboards, computer game video and audio connection cables, computer game video routing boxes, computer game batteries and chargers, mouse pads, computer game faceplates, computer game microphones and headsets, computer game wireless game controllers,
computer	game wireless microphones, headphones and computer game disc cleaning kits, toys and action figures
041	Providing electronic publications

MEXICO
ELBO-47/MX	EB GAMES in plain block letters 05/29/2003		603151	10/29/2004	858087	REGISTERED	035

	CLASS	DESCRIPTION

035	Online and retail store services featuring children’s toys and books, children’s video tapes, cd’s and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothing, children’s arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment, hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines

ELBO-88/MX	EB GAMES in plain block letters 05/29/2003		603152	10/29/2004	858088	REGISTERED	041
	CLASS	DESCRIPTION

041	Rental of video and computer games; and on-line rental of computer games; a membership club or organization for video and computer game enthusiasts which offers credits or discounts on purchases on video games magazines, free demonstration of video and computer games, news and reviews of video and computer games, and other similar to its members

NEW ZEALAND

ELBO-47/NZ

EB GAMES in plain block letters 03/26/2003 675805

09/07/2006 675805

REGISTERED 035

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

035	mail order, online and retail store services relating to children's toys and books, children's video tapes, CD's and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothing, children's arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines

ELBO-48/NZ	EB GAMES in plain block letters 03/26/2003		675806	09/07/2006	675806	REGISTERED	041
	CLASS	DESCRIPTION

041	rental of video and computer games; and on-line rental of computer games; a membership club or organisation for video and computer game enthusiasts which offers credits or discounts on purchases and conventional and on-line rentals of video and computer games, credits or discounts on video game magazines, free demonstration of video and computer games, news and reviews of video and computer games, and other similar benefits to its members

ELBO-76/NZ	ELECTRONICS EB BOUTIQUE 03/06/1997		273534	02/09/1999	273534	REGISTERED	042
	(Stlyzed)

	CLASS	DESCRIPTION

042	wholesale services and retail store services in relation to electronic products, including interactive multimedia hardware and software, computers, personal computers, computer software, disc drives, printers, modems, computer books, computer magazines, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy discs, and batteries

ELBO-39/NZ	GAMESTOP in plain block		12/08/2005	740116	07/13/2006	740116	REGISTERED	35
	letters

	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network in respect of computer, video and electronic games, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

NORWAY
ELBO-65/NO	EB ELECTRONICS BOUTIQUE 04/19/2001		2001-05018	09/18/2006	234954	REGISTERED	035, 041
	(Stylized)
	CLASS	DESCRIPTION

035	Retail sale of children's toys and books, children's video tapes, CDs and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothng, children's arts and crafts, scinece and nature items, computer hardware and software and accessories, electronic board games, hand-held entertainment hardware and software, computer-related disc hardware and software, and entertainment electronics, and for the sale, resale, trade-in, and rental of video games and PC games, and for the sale and resale of trading/game cards, and for the sale of accessories , books and magazines relating to the above
041	Online gaming and game rental on demand online

ELBO-48A/NO	EB GAMES in plain block letters 07/22/2003		2003-06871A	07/17/2010	256210	REGISTERED	035
	CLASS	DESCRIPTION

035	Mail order, online and retail store services featuring children's toys and children's books, puzzles and board games, plush toys, dress up clothing, children's art and crafts and equipment for the creation of children's art and art crafts, science and nature items, books and magazines.

ELBO-38/NO	GAMESTOP in plain block		12/13/2005	200514027	10/09/2006	235322	REGISTERED	35
	letters

	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

REFERENCE #

ELBO-88/NO

ELBO-82/NO

SOUTH AFRICA

ELBO-77/ZA

SOUTH KOREA

ELBO-56/KR

ELBO-46/KR

ELBO-58/KR

SWITZERLAND

ELBO-71/CH

ELBO-35/CH

MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
POWER TO THE PLAYERS		11/30/2007	200714771			PENDING	035, 038, 041
CLASS	DESCRIPTION
038

041	providing a web site containing information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figure
035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures

RESPECT THE RATINGS		09/09/2008	200811381	11/10/2008	248561	REGISTERED	35
CLASS	DESCRIPTION

35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program and public awareness program

ELECTRONICS EB BOUTIQUE 10/23/1995 95/14095

07/10/1999

95/14095

REGISTERED

EB (Stylized)		02/03/1995	95-994	11/14/1996	33518	REGISTERED
EB GAMES (Stylized)		05/29/2003	41-2003-11297	10/24/2006	139195	REGISTERED	035, 041
CLASS	DESCRIPTION

035	Sales agency or mediating services for children's toys and books related to games, children's video tapes related to games, CDs and audio tapes related to games, interactive toys for games, puzzles for games, board games, plush toys for games, clothing for role playing, computer hardware, software and peripherals related to games, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software for games,
041	Rental of video and computer game programs, and on-line rental of computer game programs

ELECTRONICS BOUTIQUE 02/03/1995		95-995	11/14/1996	33519	REGISTERED
(Stylized)
ELECTRONICS EB BOUTIQUE 10/19/1995		436837	03/27/1997	1201895	REGISTERED	009, 016, 028
CLASS	DESCRIPTION

009	Electric and electronic apparatus and instruments as included in Class 9; equipment for recording, transmission and reproduction of data, sound and image; electronic, optical and magnetic recording devices, records; data processing equipment, computers, computer hardware and software as well as peripheral apparatus and instruments, including personal computers, interactive multimedia hardware and software, disk drives, printers, modems, video games apparatus, video games software, joysticks, unrecorded floppy disks, batteries; components, spare parts and accessories such as lids, cable anc connectors for all aforesaid goods
016	Printed matter, including computer books and magazines; typewriters and office requisites (except furniture), including inking ribbons for printers; teaching aids and teaching materials (except apparatus) including user manuals
028	Games, toys, including video game apparatus

GAMESTOP in plain block	12/09/2005	60167/2005	01/25/2006	542227	REGISTERED 35
letters

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

ELBO-85/CH	POWER TO THE PLAYERS		11/29/2007	63496	05/14/2008	570865	REGISTERED	035, 041, 042
	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures
041	Providing information on websites concerning entertainment in regard of new and used computers, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figures
042	Providing information on websites regarding technology and technical values in regard of new and used computer, video, and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figures

ELBO-80/CH	RESPECT THE RATINGS		09/09/2008	61226/2008	11/07/2008	579007	REGISTERED	35
	CLASS	DESCRIPTION

35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program and public awareness program

UNITED KINGDOM

ELBO-53/GB	EB (Stylized)		10/10/1995	2040726	06/05/1998	2040726	REGISTERED	009, 016, 028,
								038, 042
	CLASS	DESCRIPTION

009	Apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer key boards; computer memories; computer peripheral devices; computer hardware; computer programs; computer software; floppy disks; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software; personal computers; disk drives; printers; modems; video game systems for use with television receivers only; video game software; joysticks.
016	Printed matter; instructional and teaching material (except apparatus); booklets; books; computer programs; magazines; periodicals; printed publications.
028	Games and playthings, not included in any other class; toys; computer and video games other than those for use with television receivers only.
038	Communications by computer terminals; computer aided transmission of messages and images; electronic mail; rental of message sending apparatus.
042	Computer programming; consultancy in the field of computer hardware; leasing access to a computer database; computer rental; updating computer software; computer software design; computer software rental.

ELBO-64/GB	EB ELECTRONICS BOUTIQUE 10/10/1995	2040724	07/18/1997	2040724	REGISTERED	009, 016, 028,
	(Stylized)					038, 042

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

009	Apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer keyboards; computer memories; computer peripheral devices; computer hardware; computer programs; computer software; floppy discs; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software; personal computers; disk drives; printers; modems; video game systems for use with television receivers only; video game software; joysticks; but not including computer software relating to typefaces.
016	Printed matter; instructional and teaching material(except apparatus); booklets; books; computer programs; magazines; periodicals; printed publications.
028	Games and playthings, not included in any other classes; toys; computer and video games other than those for use with television receivers only.
038	Communications by computer terminals; computer aided transmission of messages and images; electronic mail; rental of message sending apparatus.
042	Computer programming; consultancy in the field of computer hardware; leasing access to a computer database; computer rental; updating computer software; computer software design; computer software rental.

ELBO-50/GB	EBX (Stylized) and Device		11/02/1995	2050730	09/01/2000	2050730	REGISTERED	009, 016, 025,
	CLASS	DESCRIPTION						028, 038, 042

016	Printed matter; instructional and teaching material(except apparatus); booklets; books; computer programs; magazines; periodicals; printed publications.
025	Articles of clothing; headgear; footwear.
009	Magnetic data carriers, recording disks, data processing apparatus and computers, computer keyboards, computer memories, computer peripheral devices, computer hardware, computer programs, computer software, floppy discs, magnetic data media, magnetic encoders, magnetic tape units for computers, magnetic tapes, microprocessors, monitors, interactive multi-media hardware and software, disks drives, printers and modems; none of the aforesaid goods for use in the broking of financial instruments; apparatus for recording, transmission or reproduction of sound and images; amusement apparatus adapted for use with television receivers only; compact discs; video game systems for use with television receivers only; joysticks; parts and fittings included in Class 9 for all the aforesaid goods; but not including cases, casings or any goods similar to cases or casings.
028	Games and playthings, not included in any other classes; toys; computer and video games other than those for use with television receivers only.
038	Communications by computer terminals; computer aided transmission of messages and images; electronic mail; rental of message sending apparatus; none of the aforesaid services relating to electronic broking of financial instruments.
042

ELBO-57/GB	ELECTRONICS BOUTIQUE		10/06/1995	2041846	09/19/1997	2041846	REGISTERED	009
	CLASS	DESCRIPTION

009	Computers; videos; visual display units; keyboards; joysticks; computer software, but none relating to typefaces; computer games; parts and fittings for all the aforementioned goods.

ELBO-59/GB	STOP -N- SAVE SOFTWARE	11/02/1995	2043306	01/16/1998	2043306	REGISTERED	009, 016, 025,
	and Device						028, 038, 039,
							042

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

009	Apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer keyboards; computer memories; computer peripheral devices; computer hardware; computer programs; computer software; floppy discs; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software; personal computers; disk drives; printers; modems; video game systems for use with television receivers only; video games software; joysticks.
016	Printed matter; instructional and teaching material (except apparatus); booklets; books; computer programs; magazines; periodicals; printed publications.
025	Clothing, footwear and headgear.
028	Games and play things, not included in other classes; toys; computer and video games other than those for use with television receivers only.
038	Communications by computer terminal; computer aided transmission of messages and images; electronic mail; rental of message sending apparatus.
039	Transportation and storage services relating to computer hardware, computer software, computer peripherals, video games systems and video games software.
042	Computer programming; consultancy in the field of computer hardware; leasing access to a computer database; computer rental; updating computer software; computer software design; computer software rental.

ELBO-60/GB	THE ELECTRONICS		10/10/1995	2040725	08/01/1997	2040725	REGISTERED	009, 016, 028,
	BOUTIQUE ELECTRONICS							038, 042
	BOUTIQUE

	CLASS	DESCRIPTION

009	Apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer keyboards; computer memories; computer peripheral devices; computer hardware; computer programs; computer software; floppy discs; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software; personal computers; disk drives; printers; modems; video game systems for use with television receivers only; video game software; joysticks; but not including computer software relating to typefaces.
016	Printed matter; instructional and teaching material (except apparatus); booklets; books; computer programs; magazines; periodicals; printed publications.
028	Games and playthings, not included in any other classes; toys; computer and video games other than those for use with television receivers only.
038	Communications by computer terminals; computer aided transmission of messages and images; electronic mail; rental of message sending apparatus.
042	Computer programming; consultancy in the field of computer hardware; leasing access to a computer database; computer rental; updating computer software; computer software design; computer software rental.

UNITED STATES
ELBO-US39	BABBAGE'S		01/07/1985	73/516,423	06/25/1985	1,345,315	REGISTERED	42
	CLASS	DESCRIPTION

42	Retail store services in the field of home computers, computer software, video games and cartridges

ELBO-41US	BABBAGE'S SOFTWARE FOR 08/18/1983		73/439,907	06/25/1985	1,345,205	REGISTERED	42
	THE HOME (Stylized)

	CLASS	DESCRIPTION

42	Retail store services in the field of home computers, computer software, video games and cartridges

ELBO-US112

BUCK

09/02/2009 77/818,890

ALLOWED

035, 041

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program
041	Providing a web site containing entertainment information, namely, providing information about new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards games, game cards, books and magazines featuring computer games, strategy guides for computer games, computer game hardware, computer game accessories, toys and action figures; Entertainment services, namely, conducting contests and sweepstakes and conducting contests and sweepstakes over a global computer network

ELBO-US7	EB EDGE		11/19/2002	76/474,305	08/07/2007	3,275,629	REGISTERED	035, 041
	CLASS	DESCRIPTION

035	Mail order, online and retail store services featuring children's toys and books, children's video tapes, CD's and audio tapes, interactive toys, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines; operation and maintenance of a membership club or organization for video and computer game enthusiasts which offers credits or discounts on purchases of video and computer games, conventional and online rentals of video and computer games and credits or discounts on video game magazines to its members
041	Rental of video and computer games; on-line rental of computer games; operation and maintenance of a membership club or organization for video and computer game enthusiasts which offers free demonstration of video and computer games, and news and reviews of video and computer games to its members

ELBO-US19	EB ELECTRONICS BOUTIQUE 08/03/1994		74/557,001	08/08/1995	1,910,639	REGISTERED	042
	(Stylized)

	CLASS	DESCRIPTION

042	retail store services of electric products, namely interactive multimedia hardware and software, computers, personal computers, computer software, disk drives, printers, modems, computer books, computer magazines, video game systems, video game software, joy sticks, covers, printer ribbons, blank floppy disks, and batteries

ELBO-US20	EB ELECTRONICS BOUTIQUE 08/03/1994		74/556,981	08/08/1995	1,910,638	REGISTERED	042
	(Stylized)

	CLASS	DESCRIPTION

042	retail store services of electric products, namely interactive multimedia hardware and software, computers, personal computers, computer software, disk drives, printers, modems, computer books, computer magazines, video game systems, video game software, joy sticks, covers, printer ribbons, blank floppy disks, and batteries

ELBO-US12	EB GAMES (Stylized)		11/29/2002	76/474,303	08/01/2006	3,123,954	REGISTERED	035, 041
	CLASS	DESCRIPTION

035	Mail order, online and retail store services featuring children's toys and books, children's video tapes, CD's and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothing, children's arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines
041	Rental of video and computer games; and on-line rental of computer games

ELBO-US13	EB GAMES in plain block letters 03/19/2002		76/385,446	07/11/2006	3,114,551	REGISTERED	035
	CLASS	DESCRIPTION

035	mail order, online and retail store services featuring children's toys and books, children's video tapes, CD's and audio tapes, interactive toys, puzzles and board games, plush toys, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
ELBO-US21	EB in plain block letters		08/03/1994	74/556,983	07/18/1995	1,906,173	REGISTERED	042
	CLASS	DESCRIPTION

042	retail store services of electric products, namely interactive multimedia hardware and software, computers, personal computers, computer software, disk drives, printers, modems, computer books, computer magazines, video game systems, video game software, joy sticks, covers, printer ribbons, blank floppy disks, and batteries

ELBO-US11	EBGAMES.COM		02/09/2001	76/207,595	07/11/2006	3,114,518	REGISTERED	035
	CLASS	DESCRIPTION

035	mail order, online and retail store services featuring children's toys and books, children's video tapes, CD's and audio tapes, interactive toys, puzzles and board games, plush toys, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines

ELBO-US10	EBGAMES.COM (Stylized)		11/29/2002	76/474,304	09/12/2006	3,142,527	REGISTERED	035, 041
	CLASS	DESCRIPTION

035	Mail order, online and retail store services featuring children's toys and books, children's video tapes, CD's and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothing, children's arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines
041	rental of video and computer games; and on-line rental of computer games

ELBO-US14	EBGAMES.COM		02/09/2001	76/207,596	07/11/2006	3,114,519	REGISTERED	035
	ELECTRONICS BOUTIQUE
	(Stylized) and Device

	CLASS	DESCRIPTION

035	mail order, online and retail store services featuring children's toys and books, children's video tapes, CD's and audio tapes, interactive toys, puzzles and board games, plush toys, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines

ELBO-US16	EBWORLD.COM (Stylized)		10/21/1999	75/829,091	03/06/2001	2,433,191	REGISTERED	035
	CLASS	DESCRIPTION

035	Computerized on-line ordering services, featuring, children's toys, and books, video tapes, CD's and audio tapes, interactive toys, puzzles and board games, plush toys, children's arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, consumer electronics, featuring accessories, electronic board games, hand-held entertainment hardware and software, DVD's, DVD players, MP3 players, and computer-related disc hardware and software, video games and PC games, collectibles, featuring, trading cards and game cards, books and magazines related to any of the foregoing

ELBO-US17	EBWORLD.COM in plain block		10/21/1999	75/829,090	03/06/2001	2,433,190	REGISTERED	035
	letters

	CLASS	DESCRIPTION

035	Computerized on-line ordering services, featuring, children's toys, and books, video tapes, CD's and audio tapes, interactive toys, puzzles and board games, plush toys, children's arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, consumer electronics, featuring accessories, electronic board games, hand-held entertainment hardware and software, DVD's, DVD players, MP3 players, and computer-related disc hardware and software, video games and PC games, collectibles, featuring, trading cards and game cards, books and magazines related to any of the foregoing

ELBO-US24

EBX

08/03/1994 74/556,841

08/01/1995 1,909,051

REGISTERED 042

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

042	retail store services of electric products, namely interactive multimedia hardware and software, computers, personal computers, computer software, disk drives, printers, modems, computer books, computer magazines, video game systems, video game software, joy sticks, covers, printer ribbons, blank floppy disks, and batteries

ELBO-US114	GAMESTOP POWERUP		02/01/2010	77/925,057	ALLOWED	035
	REWARDS

	CLASS	DESCRIPTION

035	Promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures

ELBO-115	GAMESTOP POWERUP		02/01/2010	77/925,060	ALLOWED	035
	REWARDS PRO

	CLASS	DESCRIPTION

035	Promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures

ELBO-US46	GAMESTOP SHARE THE		04/03/2008	77/439,111	ALLOWED	36
	POWER

	CLASS	DESCRIPTION

36	charitable fund raising services; providing information via a web site on charitable fund raising; management of charitable funds

ELBO-US32	GAMESTOP SHARE THE		04/03/2008	77/439,115	ALLOWED	36
	POWER FUND

	CLASS	DESCRIPTION

36	charitable fund raising services; providing information via a web site on charitable fund raising; management of charitable funds

ELBO-US111	INDIE GAME CHALLENGE and 07/16/2009		77/782,472	03/09/2010	3,757,188	REGISTERED	041
	Design

	CLASS	DESCRIPTION

041	Providing online video and computer game contests, competitions and tournaments; providing a web site featuring on-line video and computer games

ELBO-US44	Miscellaneous Design (Image of 01/05/2005		78/542,569	08/01/2006	3,122,825	REGISTERED	35
	RHINO)

	CLASS	DESCRIPTION

35	retail store, online retail store and electronic catalogue services featuring audio-video recordings of films, movies, pre-recorded video cassettes, digital versatile discs or dvds, electronic and computerized video games and associated electronic equipment and accessories, game books, magazines, toys, foodstuffs, clothing featuring t-shirts and headgear, computer software and hardware, and related home entertainment products and equipment; retail store services featuring movies, films, motion pictures pre-recorded video cassettes, digital video discs or dvds, and electronic and computerized video game trading

ELBO-US31

POWER TO THE PLAYERS

04/26/2007 77/166,241

06/24/2008 3,454,909

REGISTERED 35, 41

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program
41	providing a web site containing information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figure

ELBO-US113	RECHARGED		10/29/2009	77/860,050	ALLOWED	009, 028, 035
	CLASS	DESCRIPTION

035	retail stores and online retail store services featuring used, repaired, recycled and refurbished video game consoles, hand-held gaming units, portable gaming units and accessories therefor
009	computer, video and electronic game hardware, namely used, repaired, recycled and refurbished computer and video game consoles for use with an external display screen or monitor; hand-held gaming units for playing electronic games for use with an external display screen or monitor; portable gaming units, namely, portable computer game consoles for use with an external display screen or monitor; portable handheld units for playing electronic games for use with external display screen or monitor; and accessories therefore, namely, computer programs for video and computer games, handheld joy stick units for playing video games
028	hand-held units for playing video games other than those adapted for use with an external screen or monitor

ELBO-114/US	RECHARGED (Stylized) and		11/16/2009	77/873,113	ALLOWED	009, 028, 035
Design

	CLASS	DESCRIPTION

035	retail stores and online retail store services featuring used, repaired, recycled and refurbished video game consoles, hand-held gaming units, portable gaming units and accessories therefor
009	computer, video and electronic game hardware, namely used, repaired, recycled and refurbished computer and video game consoles for use with an external display screen or monitor; hand-held gaming units for playing electronic games for use with an external display screen or monitor; portable gaming units, namely, portable computer game consoles for use with an external display screen or monitor; portable handheld units for playing electronic games for use with external display screen or monitor; and accessories therefore, namely, computer programs for video and computer games, handheld joy stick units for playing video games
028	hand-held units for playing video games other than those adapted for use with an external screen or monitor

ELBO-US45	RHINO VIDEO GAMES		09/04/2001	2,485,098	REGISTERED	35
	(Stylized)

	CLASS	DESCRIPTION

35	Retail store services and on-line retail store services via a global computer network featuring new and used electronic, computer and video games, and game systems

ELBO-US33	Stylized BUNNY Device in		03/24/2009	77/697,496	12/22/2009	3,729,939	REGISTERED	035
	Black/White/Pink

	CLASS	DESCRIPTION

035	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, electronic board games, hand-held electronic entertainment hardware and software, CDs, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, electronic board games, hand-held electronic entertainment hardware and software, CDs, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

ELBO-US28	THE ELECTRONICS	03/11/1985	73/526,120	01/13/1987	1,425,236	REGISTERED	035
BOUTIQUE (Stylized)

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION

035	RETAIL STORE SERVICES OF ELECTRIC PRODUCTS, NAMELY: (( COMPUTERS, PERSONAL COMPUTERS, )) COMPUTER SOFTWARE, DISC DRIVES, (( PRINTERS, MONITORS, )) MODEMS, COMPUTER BOOKS, COMPUTER MAGAZINES, VIDEO SOFTWARE, JOY STICKS, COVERS, PRINTER
RIBBONS, BLANK FLOPPY DISCS, WATCHES, RADIOS, (( TAPE RECORDERS, TELEVISION SETS, COMBINATION TELEVISION SETS AND RADIOS, CHILDREN'S RADIOS, )) CALCULATORS, (( CLOCKS, )) AND BATTERIES

ELBO-US43	THE FINAL WORD ON		01/12/2006	78/790,443	12/12/2006	3,183,455	REGISTERED	16
	COMPUTER & VIDEO GAMES

	CLASS	DESCRIPTION

16	Publications, namely, magazines in the fields of video, electronic, computer and online games, video and computer game systems and consoles, hand-held devices, wireless devices, strategy guides, game cards and game accessories

ELBO-US9	WE TAKE GAMES		05/08/2003	76/516,876	02/26/2008	3,389,325	REGISTERED	035
	SERIOUSLY

	CLASS	DESCRIPTION

035	mail order, online and retail store services featuring children's toys and books, children's video tapes, CD's and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothing, children's arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines; operation and maintenance of a membership club or organization for video and computer game enthusiasts which offers credits or discounts on purchases of video and computer games and credits or discounts on video game magazines to its members

		FILE		REG.	REG.		Term/Renewal
TRADEMARK	COUNTRY		APP. NO.			STATUS
		DATE		DATE	NO.		s
							To be renewed
							upon renewal of
							International
							Registration
							with WIPO
KONGREGAT							("WIPO
E	ALBANIA	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	Renewal")

KONGREGAT	ANTIGUA &	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E	BARBUDA

KONGREGAT	ARMENIA	6/ 8/2007	983,020	11/16/2009	983,020	REGISTERED	WIPO Renewal
E

KONGREGAT	AUSTRALIA	6/ 8/2007	983,020	6/ 8/2007	1,275,523	REGISTERED	WIPO Renewal
E

KONGREGAT	AZERBAIJAN	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E

KONGREGAT	BELARUS	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E

KONGREGAT	BHUTAN	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E

KONGREGAT	BOTSWANA	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E
KONGREGAT							5/10/2025 -
	CANADA	6/ 8/2007	1,350,833	5/10/2010	766,245	REGISTERED
E							Renewal due

KONGREGAT	CHINA	6/ 8/2008	983,020	6/ 8/2008	983,020	REGISTERED	WIPO Renewal
E

KONGREGAT	CROATIA	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E

KONGREGAT	CUBA	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E

KONGREGAT	EUROPEAN UNION	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E	(CTM)

KONGREGAT	FEDERATION OF	6/ 8/2007	983,020	10/ 6/2009	983,020	REGISTERED	WIPO Renewal
E	RUSSIA

KONGREGAT	GEORGIA	6/ 8/2007	983,020	11/27/2009	983,020	REGISTERED	WIPO Renewal
E
KONGREGAT
E	ICELAND	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal

KONGREGAT	IRAN	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E
							Second
							Installment of
							Fees due -
KONGREGAT							payment in
E	JAPAN	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	process

KONGREGAT	KENYA	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E

KONGREGAT	LESOTHO	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E

KONGREGAT	LIECHTENSTEIN	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E

KONGREGAT	MACEDONIA	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E

KONGREGAT	MOLDOVA	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E

KONGREGAT	MONACO	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E

KONGREGAT	MONGOLIA	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E

KONGREGAT	MONTENEGRO	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E

KONGREGAT	MOROCCO	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E

							6/8/2012 -
KONGREGAT							Affidavit of Use
E	MOZAMBIQUE	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	due

KONGREGAT	NAMIBIA (S.W.	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E	AFRICA)

KONGREGAT	NETHERLANDS	6/ 8/2007	983,020	6/ 8/2007	983,020	REGISTERED	WIPO Renewal
E	ANTILLES
KONGREGAT					983,02
	NORTH KOREA	6/ 8/2007	983,020	6/ 8/2007		REGISTERED	WIPO Renewal
E					0
KONGREGAT					983,02
	NORWAY	6/ 8/2007	983,020	7/10/2009		REGISTERED	WIPO Renewal
E					0
KONGREGAT					983,02
	SERBIA	6/ 8/2007	983,020	6/ 8/2007		REGISTERED	WIPO Renewal
E					0
KONGREGAT					983,02
	SIERRA LEONE	6/ 8/2007	983,020	6/ 8/2007		REGISTERED	WIPO Renewal
E					0
KONGREGAT					983,02
	SINGAPORE	6/ 8/2007	983,020	6/ 8/2007		REGISTERED	WIPO Renewal
E					0
KONGREGAT					983,02
	SOUTH KOREA	6/ 8/2007	983,020	4/ 7/2010		REGISTERED	WIPO Renewal
E					0
KONGREGAT					983,02
	SWAZILAND	6/ 8/2007	983,020	6/ 8/2007		REGISTERED	WIPO Renewal
E					0
KONGREGAT					983,02
	SWITZERLAND	6/ 8/2007	983,020	6/ 8/2007		REGISTERED	WIPO Renewal
E					0
KONGREGAT					983,02
	SYRIA	6/ 8/2007	983,020	6/ 8/2007		REGISTERED	WIPO Renewal
E					0
KONGREGAT					983,02
	TURKEY	6/ 8/2007	983,020	6/ 8/2007		REGISTERED	WIPO Renewal
E					0
KONGREGAT					983,02
	UKRAINE	6/ 8/2007	983,020	6/ 8/2007		REGISTERED	WIPO Renewal
E					0
							Class 42 -
							remaining from
							original
							application, post
							divisional filing.
							Client instructed to
							allow application
							to abandon by not
KONGREGAT			77/060,1				filing a Statement
E	UNITED STATES	12/ 8/2006	46			ABANDONED	of Use
							4/7/2014-2015 -
							Filing period for
KONGREGAT			77/976,6		3,604,		Declaration Under
E	UNITED STATES	12/ 8/2006	62	4/ 7/2009	238	REGISTERED	Sections 8 & 15
KONGREGAT					983,02
	VIETNAM	6/ 8/2007	983,020	6/ 8/2007		REGISTERED	WIPO Renewal
E					0
							6/8/2012
							Dependency
							Period Ends;
KONGREGAT					983,02		6/8/2017 Renewal
E	WIPO			6/ 8/2007	0	REGISTERED	due
KONGREGAT					983,02
	ZAMBIA	6/ 8/2007	983,020	6/ 8/2007		REGISTERED	WIPO Renewal
E					0

KONGREGATE, INC. SCHEDULE OF REGISTERED DOMAIN NAMES

  jimily.com
  kongkids.com
  kongkids.net
  kongkids.org
  kongkidz.com
  kongkidz.net
  kongkidz.org
  komgregate.com
  kongragate.com
  kongregat.com
  kongregate.com
  kongregate.net
  kongregate.org
  kongregatestage.com
  kongregatetrunk.com
  knogregate.com
  kongshred.com
  norazi.com